Exhibit 10.1

AGREEMENT REGARDING CONTRACT

This Agreement (“Agreement”) is made and entered into by and between BLAKE BYRAM (“Assignor”) and TI BUILDING PARTNERSHIP, LTD. (“Assignee”).

R E C I T A L S

WHEREAS, 8226 Bee Caves, Ltd. as Assignor and Assignor as purchaser entered into a Real Estate Purchase and Sale Agreement dated December 17, 2004 (the “Contract”), (said contract being attached hereto as EXHIBIT A), regarding the Property described therein (the “Property”); and

WHEREAS, Assignor desires to, and has agreed to, sell, and Assignee desires to and has agreed to, purchase all of Assignor’s rights under the Contract.

NOW, THEREFORE, in consideration of the foregoing, and other valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Assignor hereby agrees to sell, transfer and assign to Assignee all rights of Assignor in, under and to the Contract, however arising.

2. Assignee hereby agrees as consideration for the transfer, Assignee will pay to Assignor (i) if and as the purchase is closed under the Contract an amount equal to ten percent of the purchase price under the Contract, and (ii) an amount equal to the earnest money deposited by Assignor under the Contract, and (iii) the amount of any out of pocket third party expenses incurred by Assignor under the Contract for any surveys, property inspections and similar items.

3. This Agreement shall be governed and construed by the laws of the state of Texas. All obligations herein shall be performable in Travis County, Texas. The parties hereby stipulate and agree that any suit or proceeding brought to enforce any obligation or covenant under this Agreement shall be brought exclusively in Travis County, Texas, it being stipulated and agreed that such County is the exclusive County for venue for any such suit or proceeding.

4. This Agreement may be executed in any number of counterpart copies, each of which counterparts shall be deemed an original for all purposes.

5. Assignee may assign this agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement to be effective the 16th day of February, 2005.

BLAKE BYRAM

TI BUILDING PARTNERSHIP, LTD.

By:

Its:

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